LIMITED PARTNERS' EQUITY	6 Months Ended
Jun. 30, 2026
Disclosure of limited partners equity [Abstract]
LIMITED PARTNERS' EQUITY	LIMITED PARTNERS' EQUITY
Limited partners’ equity
During the first quarter of 2026, Brookfield Renewable established an at-the-market (“ATM”) equity program under which it may, at its discretion, offer and sell up to $400 million of BEPC exchangeable shares directly from treasury. During the three and six months ended June 30, 2026, 3,218,037 and 5,994,833, respectively, of BEPC exchangeable shares were issued for gross proceeds of approximately $122 million and $237 million, respectively.
In December 2025, Brookfield Renewable renewed its normal course issuer bid in connection with its LP units. Brookfield Renewable is authorized to repurchase up to 15,296,104 LP units, representing 5% of its issued and outstanding LP units. The bid will expire on December 17, 2026, or earlier should Brookfield Renewable complete its repurchases prior to such date. In 2026, we utilized proceeds generated from the ATM equity program to repurchase and cancel LP units. During the three and six months ended June 30, 2026, there were 3,218,037 and 5,994,833 LP units, respectively (2025: 350,600 and 1,522,975 LP units, respectively) repurchased and cancelled under Brookfield Renewable’s normal course issuer bid at a total cost of approximately $114 million and $201 million, respectively (2025: $7 million and $34 million, respectively).
As at June 30, 2026, 300,111,626 LP units were outstanding (December 31, 2025: 305,987,962 LP units) including 81,306,719 LP units (December 31, 2025: 81,306,719 LP units) held by Brookfield Holders. Brookfield owns all general partnership interests in Brookfield Renewable representing a 0.01% interest.
During the three and six months ended June 30, 2026, 53,332 and 118,131 LP units, respectively (2025: 67,986 and 139,220 LP units, respectively) were issued under the distribution reinvestment plan at a total value of $1 million and $3 million, respectively (2025: $2 million and $3 million, respectively).
During the three and six months ended June 30, 2026, exchangeable shareholders of BEPC exchanged 366 BEPC exchangeable shares, respectively (2025: 248 and 35,561 BEPC exchangeable shares, respectively) for an equivalent number of LP units amounting to less than $1 million (2025: less than $1 million).
As at June 30, 2026, Brookfield Holders held a direct and indirect interest of approximately 47% of Brookfield Renewable on a fully-exchanged basis. Brookfield Holders held a direct and indirect interest of 320,608,493 LP units, Redeemable/Exchangeable partnership units, BEPC exchangeable shares and class A.2 exchangeable shares, on a combined basis, and the remaining is held by public investors.
On an unexchanged basis, Brookfield Holders hold a 27% direct limited partnership interest in Brookfield Renewable, a 39% direct interest in BRELP through the ownership of Redeemable/Exchangeable partnership units, a direct 1% GP interest in BRELP and a 24% direct and indirect interest in the BEPC exchangeable shares and class A.2 exchangeable shares of BEPC as at June 30, 2026.

Distributions
The composition of distributions declared for the three and six months ended June 30 are presented in the following table:

	Three months ended June 30		Six months ended June 30
(MILLIONS)	2026	2025	2026	2025
Brookfield Holders	$32	$28	$64	$56
External LP unitholders	86	78	173	158
	$118	$106	$237	$214
In January 2026, distributions to unitholders were increased to $1.568 per LP unit on an annualized basis, an increase of $0.07 per LP unit, which took effect on the distribution paid in March 2026.
Distributions paid during the three and six months ended June 30, 2026 totaled $117 million and $236 million, respectively (2025: $104 million and $207 million, respectively).